SCUDDER
INVESTMENTS(SM)
[LOGO]

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EQUITY/GLOBAL
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Scudder Global
Discovery Fund
Fund #010


Semiannual Report
April 30, 2000

The fund seeks to provide above-average capital appreciation over the long term.

Scudder Global Discovery Fund is properly known as Global Discovery Fund.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      34   Report of Independent Accountants

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Global Discovery Fund
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ticker symbol       SGSCX                                  fund number       010
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Date of             o    Scudder Global Discovery Fund -- Scudder Shares' 35.65%
Inception:               six-month return surpassed by a wide margin the 10.11%
9/10/91                  return of the unmanaged Salomon Brothers World Equity
                         Extended Market Index for the period ended April 30,
                         2000.
Total Net
Assets of           o    The fund's emphasis on selecting a few stocks from its
Scudder                  global universe of small- and mid-cap growth stocks,
Shares as of             especially those in the technology area, was an
4/30/00:                 important contributor to its outperformance.
$596 million
                    o    The fund maintained its overall 5-star Morningstar
                         Rating(TM) for its risk-adjusted performance among 1,138 international equity funds as of April 30, 2000.^1


^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the fund's Scudder Shares received a 5-star rating for the three- and five-year periods among 1,138 and 687 funds, respectively. The fund's Scudder Shares were not rated for the ten-year period because it commenced operations on September 10, 1991. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The six-month period has been a tumultuous one for many global investors. U.S. interest rates have been rising and the phenomenal gains of technology, media, and telecommunications stocks came to an abrupt end in March. Despite the market's shifting currents, Scudder Global Discovery Fund managed to outperform its benchmark by a wide margin.

This strong short-term performance added to the fund's impressive long-term track record. According to Lipper Analytical Services, Inc., an independent analyst of investment performance, the fund's Scudder Shares outpaced the average global small-cap fund over the one-, three-, and five-year periods. For these periods, Scudder Shares ranked in the top 32% of 47 funds for the one-year period, in the top 6% of 33 funds for the three-year period, and in the top 5% of 21 funds for the five-year period. While past performance is not a guarantee of future performance, in our view, this consistently above-average performance provides evidence of the fund's solid approach to investing in global small- and mid-cap stocks.

For further insight into the fund's performance, we have included a discussion with portfolio managers Gerry Moran, Sewall Hodges, and Steven Stokes who describe the market environment and their investment process that has contributed to the fund's impressive results. I encourage you to read their discussion, which begins on page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Global Discovery Fund.

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Scudder Global Discovery Fund

Performance Update
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                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


       Global Discovery              Salomon Brothers
       Fund -- Scudder Shares        World Equity EMI*

           9/91**  10000                 10000
            '92    10107                  9862
            '93    11558                 11555
            '94    13496                 13234
            '95    13090                 13688
            '96    17502                 16731
            '97    17581                 16516
            '98    24240                 21047
            '99    24960                 20395
            '00    39262                 24241

               Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Global Discovery Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 15,730               57.30%              57.30%
--------------------------------------------------------------------------------
5 year                        $ 29,995              199.95%              24.57%
--------------------------------------------------------------------------------
Life of Class**               $ 39,916              299.16%              17.38%
--------------------------------------------------------------------------------
Salomon Brothers World Equity EMI*
--------------------------------------------------------------------------------
1 year                        $ 11,886               18.86%              18.86%
--------------------------------------------------------------------------------
5 year                        $ 17,711               77.11%              10.38%
--------------------------------------------------------------------------------
Life of Class**               $ 23,540              135.40%              12.11%
--------------------------------------------------------------------------------

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 10, 1991. Index comparisons begin September 30, 1991.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


                  Yearly periods ended April 30

      Global Discovery                       Salomon Brothers
      Fund -- Scudder Shares                 World Equity EMI*

       1992**   2.76                                -3.04
       1993    14.35                                15.66
       1994    16.77                                11.86
       1995    -3.01                                 9.74
       1996    33.71                                18.71
       1997     0.45                                -1.29
       1998    37.88                                27.45
       1999     2.97                                -3.10
       2000    57.30                                18.86


               1992** 1993   1994   1995   1996   1997  1998   1999   2000
--------------------------------------------------------------------------------
Class Total
Return (%)       2.76 14.35  16.77  -3.01  33.71    .45 37.88   2.97  57.30
--------------------------------------------------------------------------------
Index Total
Return (%)***   -3.04 15.66  11.86   9.74  18.71  -1.29 27.45  -3.10  18.86
--------------------------------------------------------------------------------
Net Asset
Value ($)       12.31 13.86  15.87  15.31  19.74  18.88 23.55  24.25  35.64
--------------------------------------------------------------------------------
Income
Dividends ($)     .02   .07    .18     --    .20    .13   .64     --     --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --   .12    .15    .08    .44    .86  1.41     --   2.38
--------------------------------------------------------------------------------

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 10, 1991. Index comparisons begin September 30, 1991.

     Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Prior to March 6,1996, the Fund was known as the Scudder Global Small Company Fund. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the one year, five year, and life of Class periods would have been lower.

*** Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.

Portfolio Summary
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                                                                  April 30, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 13% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    U.S. & Canada               48%
    Europe                      39%
    Japan                        9%
    Pacific Basin                4%
------------------------------------
                               100%
------------------------------------


Management seeks to invest in stocks primarily based on their individual merits rather than attempting to allocate assets to specific geographic regions.





--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 13% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Technology                  24%
    Service Industries          19%
    Health                      15%
    Financial                   13%
    Consumer Discretionary       7%
    Energy                       6%
    Media                        5%
    Communications               4%
    Manufacturing                4%
    Other                        3%
------------------------------------
                               100%
------------------------------------


Management's individual stock selection approach resulted in a significant weighting in technology, by far one of the most important contributors to fund performance over the six months.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(28% of Portfolio)









1.   Symbol Technologies Inc.
     Manufacturer of bar code laser scanners in the United States

2.   Serco Group plc
     Facilities management company in the United Kingdom

3.   Marschollek, Lautenschlaeger und Partner AG
     Independent life insurance company in Germany

4.   Altran Technologies SA
     Provider of engineering and consulting services in France

5.   Tiffany & Co.
     Retailer of jewelry and gift items in the United States

6.   Shinko Securities Co., Ltd.
     Provider of financial services in Japan

7.   QLT Photo Therapeutics, Inc.
     Developer of pharmaceutical products in Canada

8.   JOT Automation Group Oyj
     Manufacturer of high technology production automation systems and equipment in Finland

9.   Fiserv Inc.
     Provider of data processing services in the United States

10.  Mercator Software Inc.
     Provider of e-business software in the United States


While the portfolio tends to have significant individual positions, management pursues a diversified approach and emphasizes companies that have a low correlation to each other.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                  April 30, 2000

In the following interview, portfolio managers Gerald J. Moran, Sewall Hodges, and Steven T. Stokes discuss the market environment and their approach to managing the fund.

Q: Throughout the six-month period, the developed world markets struggled with the weakness of the yen and the euro, extreme volatility, fluctuating liquidity, and dramatic movement among a small group of stocks. Yet, the fund continued to deliver impressive returns. Please tell us more about this performance.

A: Despite considerable challenges, the fund's Scudder Shares provided exceptional performance. For the six months that ended on April 30, 2000, the fund's Scudder Shares returned 35.65%, more than double the 10.11% return of its unmanaged benchmark, the Salomon Brothers World Extended Market Index ("EMI"). The EMI is an unmanaged universe of small-capitalization stocks domiciled in 22 countries. It comprises the smallest 20 percent of global small-cap stocks. The fund's Scudder Shares also maintained their overall 5-star Morningstar Rating(TM) for their risk-adjusted performance among 1,138 international equity funds as of April 30, 2000.^1

Q: What was responsible for this good performance?

A: Overall performance was propelled by the fund's individual stock holdings around the world, and by some profit taking in several of our long-term winners. Some of these holdings had doubled or even tripled in price since our original purchase. Gains in the portfolio's tech holdings accounted for roughly half of the fund's total return during the six-month period.

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the fund's Scudder Shares received a 5-star rating for the three- and five-year period among 1,138 and 687 funds, respectively. The fund's Scudder Shares were not rated for the ten-year period because they commenced operations on September 10, 1991. Past performance is no guarantee of future results.

Q: How did you manage the fund during this period?

A: During the first three months of the period, "dot-com" mania drove technology stocks sky high. Because we were skeptical of the extreme enthusiasm apparent in the U.S. stock market, and feared increasing volatility in the tech sector, we moved to position the fund defensively. Around the beginning of 2000 we took profits in tech names that had served the fund well; we trimmed financial stocks that we believed could be hurt by a continuing rise in interest rates; and we reduced the fund's relative U.S. position. We sought diversification by broadening the portfolio's exposure to Europe and directing new money into sectors other than technology, including energy, where we were expecting modest price increases. Additionally, we redirected some assets into health care stocks. While the fund lagged slightly in January, it bounced back in February as tech stocks again surged to new heights. The sharp downturn in U.S. technology that began on March 10 extended into Europe. This contributed to the fund's underperformance versus its benchmark in March and April.

Q: Were there economic trends or political events that presented particular challenges or benefits to fund performance?

A: The big stories, of course, have been rising U.S. interest rates and the sharp decline of the Nasdaq in early March. Clearly, the inflated valuations of Internet and other highly valued technology stocks (which comprise a significant proportion of the Nasdaq) were a product of investor perception rather than a measure of companies' internal success. We believe it will take some time for investor confidence to return to these stocks, and we doubt that many of these companies will see those highs again soon. In our view, there's no doubt that these conditions have had a ripple effect on markets throughout the world.

The overwhelmingly positive investment environment in Europe turned around abruptly in the second half of the period when interest rates rose in response to concern that economic growth was overblown. In addition, recent political turmoil in Austria prompted concern over the continued smooth integration of the European Monetary Union, and those worries apparently hampered stock market performance and weakened the euro.

Our investments in Japanese pharmaceutical companies were among the few glimmers of light following the March downturn. In addition, we believe that Japanese economic indicators are moving in the right direction, and we are more optimistic about Japan's progress on economic reform. Over time, we think that investors will return to Japan's stock market.

Q: What are your expectations for continued U.S. stock market volatility and rising interest rates? How will these factors affect fund management with respect to the portfolio's U.S. holdings?

A: We fully expect a continuation of the rising interest rate environment in the United States. As such, we are making a major effort to pare down our U.S. holdings. In addition, we are seeking to cut back on high-risk/ high-reward technology stocks in favor of growth stocks that we believe are selling at attractive prices. We're looking to lighten our holdings in tech even more and to add health care, energy, and financial stocks with strong fundamentals that we believe can withstand the pressure from rising rates.

Q: Tell us about your individual stock selection strategy. What were the notable successes and disappointments?

A: We try to diversify the portfolio's largest holdings by choosing stocks that are not correlated to one another. By that we mean stocks that we believe are driven by different economic and political forces. Our strategy paid off with the strong performance of top holdings in different industry sectors.

Our biggest winner was one of the fund's longtime holdings -- Network Appliance, a U.S. designer and manufacturer of network data storage devices. This company is a classic example of finding a diamond in the rough. We purchased the stock at a time when it was relatively small and unappreciated. Our initial investment was just $383,000. As the need for ever-faster data transmission escalated, so too did earnings and investor enthusiasm for the stock. When its market capitalization grew too large for the fund's investment discipline, we began to parcel the stock out, taking profits along the way. We sold off the last of the fund's stake during the six-month period, reaping profits of more than $7 million.

Another strong play was Marschollek, Lautenschlaeger und Partner, a German financial services company that was propelled by a combination of strong earnings, a limited selection of value stocks, and enthusiastic response from investors on both sides of the Atlantic. Taking advantage of outstanding capital appreciation, we sold some of the stock at the end of 1999 for 16 times our initial investment.

Both stories underscore the prudence of our investment strategy, which seeks to hold companies for the long term -- as long as their fundamentals remain strong, and to sell fund holdings when they become too large or too expensive.

Our disappointments have been few. VISX, a U.S. developer of laser technologies and systems for vision correction, is one notable exception. The stock lost ground due to a combination of uncertainty regarding patent issues, slowing growth, and extreme price pressures. However, we had whittled the fund's stake down by the time this happened, which helped to minimize our losses.

Q: What is your near-term outlook for the global markets?

A: In the markets of the recent past, a rising tide carried all boats. The gains of a single stock could benefit an entire sector. By the end of the period, however, we were seeing downside momentum that exceeded the upside momentum that preceded it. This sharp turn of events had little to do with the strength of individual companies, but more with a return to focusing on companies with solid fundamentals. In the near future, we believe it's likely that competitiveness will return to the markets and that there will be clear winners and losers as investors become more selective.

The excessive valuations of technology stocks in 1999 are likely to normalize somewhat. Consequently, a repeat of the robust returns of the last five years seems more and more unlikely. While we will continue to look for opportunities in the technology sector, we are also focused on finding opportunities among more dependable sectors, including health care and energy. We'll also seek special situations in less glamorous sectors -- companies going through restructurings or those with new management or manufacturing processes.

Q: In which countries and industry sectors do you expect to find opportunities?

A: We intend to maintain our positions in Europe. We will keep our eyes open for opportunities in Ireland, however, which today has the fastest growing economy on the continent and seems to be impervious to the downturns of other European markets. Recently, we've branched out to the Pacific Rim, adding to or establishing positions in Hong Kong and Taiwan. We will continue to look for opportunities in these countries.

From a broader perspective, we believe there are enormous opportunities for new winners to emerge from today's volatile global markets. This is a time for us to identify these possibilities and to establish positions when fear has replaced greed. However, we will pursue this path with caution, as we believe there will be more negative news for many Internet companies. This could cast a false gloom on the global communications revolution in the near term.

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Currency     A significant decline of a currency's value relative to
    Devaluation     other currencies, such as the U.S. dollar. Trading or
                    central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

    Fundamental     Analysis of companies based on the projected impact of
       Research     management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

   Growth Stock     Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher price earnings multiples (see price/earnings ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

      Liquidity     A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

         Market     The value of a company's outstanding shares of common stock,
 Capitalization     determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).
                    The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 Price/Earnings     A widely used gauge of a stock's valuation that indicates
    Ratio (P/E)     what investors are paying for a company's earnings on a per
(also "earnings     share basis. Typically based on a company's projected
     multiple")     earnings for the next 12 months, a higher "earnings
                    multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are located at our Internet Web site -- www.scudder.com.


Investment Portfolio                                                                  as of April 30, 2000
-----------------------------------------------------------------------------------------------------------


                                                                                  Principal
                                                                                  Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.9%
-----------------------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased                                        ------------
    at $15,794,473 on 5/1/2000** (Cost $15,787,000) ............................   15,787,000   15,787,000
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Short-Term Investments 11.3%
-----------------------------------------------------------------------------------------------------------

 Deutsche Bank Financial, Inc., 5.97%, 5/12/2000 ...............................   25,000,000   24,954,396
 Deutsche Bank Financial, Inc., 6.01%, 5/26/2000 ...............................   30,000,000   29,874,792
 Federal Home Loan Bank, 5.88%, 5/1/2000 .......................................   42,000,000   42,000,000
-----------------------------------------------------------------------------------------------------------
Total Short-Term Investments  (Cost $96,829,188)                                                96,829,188
-----------------------------------------------------------------------------------------------------------

                                                                                       Shares
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Common Stocks 86.8%
-----------------------------------------------------------------------------------------------------------

 Austria 0.1%
 Schoeller-Bleckmann Oilfield Equipment AG
    (Manufacturer of parts for drilling technology) ............................      136,000    1,106,800
                                                                                               ------------
 Canada 5.5%
 724 Solutions Inc. (Provider of Internet software to
    financial institutions) ....................................................       81,300    4,105,650
 Berkley Petroleum Corp. (Oil and gas producer) ................................      656,300    4,540,412
 Creo Products Inc. (Manufacturer of printing related
    products) ..................................................................       33,300    1,207,125
 Mosaic Group Inc. (Provider of sales, marketing and
    corporate communications services) .........................................      504,000    5,680,886
 QLT PhotoTherapeutics, Inc. (Developer of
    pharmaceutical products) ...................................................      361,600   20,061,771
 Talisman Energy Inc.* (Explorer and producer of
    oil and gas) ...............................................................      394,500   11,755,653
                                                                                               ------------
                                                                                                47,351,497
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                       16


                                                                       Shares    Value ($)
---------------------------------------------------------------------------------------------
Finland 2.2%
JOT Automation Group Oyj (Manufacturer of high
   technology production automation systems and
   equipment) ..................................................    2,323,100   16,793,540
Perlos Oyj (Manufacturer of injection moulds,
   electromechanical connectors and assembly equipment) ........       42,900    1,589,616
                                                                              ---------------
                                                                                18,383,156
                                                                              ---------------
France 6.2%
Altran Technologies SA (Provider of engineering and
   consulting services) ........................................      126,574   25,873,074
Dassault Systemes SA (Computer aided design,
   manufacturing and engineering software) .....................       80,451    6,188,837
GFI Informatique SA (Provider of computer consulting
   and systems integration services) ...........................        8,857    1,296,641
Publicis SA (International advertising company) ................       17,420    8,458,564
Self Trade SA (Provider of online securities brokerage
   services) ...................................................       40,759      328,000
Trader.com NV "A" (Publisher of classified advertising
   newspapers and seller of merchandise through its
   Internet Web site) ..........................................       98,900    1,681,300
Transiciel SA (Developer of computer software) .................       64,884    8,661,057
                                                                              ---------------
                                                                                52,487,473
                                                                              ---------------
Germany 5.3%
Articon Information Systems AG (Provider of network
   security products for Internet applications) ................        6,688      510,837
Epcos AG (Producer of electronic components and
   integrated circuits) ........................................       86,431   12,221,011
Hawesko Holding AG (Marketer of wines and liqueurs
   and related products) .......................................       43,424    1,062,158
Marschollek, Lautenschlaeger und Partner AG (pfd.)
   (Independent life insurance company) ........................       52,000   27,519,057
Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of
   various pumps and vacuum systems) ...........................       64,300    2,539,850
Telesens AG (Producer of billing systems) ......................       40,410    1,727,006
                                                                              ---------------
                                                                                45,579,919
                                                                              ---------------
Greece 0.2%
STET Hellas Telecommunications SA (ADR) (Mobile
   telecommunication services) .................................       58,221    1,331,805

Hong Kong 2.0%
Legend Holdings Ltd. (Manufacturer and distributor of
   personal computers) .........................................    8,138,400    9,455,845
Li & Fung Ltd. (Exporter of consumer products) .................    1,604,000    6,260,235

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                                 Shares       Value ($)
-----------------------------------------------------------------------------------------
Sunevision Holdings Ltd. (Provider of Internet
   infrastructure and services) ............................    1,050,500    1,368,910
                                                                          ---------------
                                                                            17,084,990
                                                                          ---------------
Indonesia 0.0%
PT Steady Safe Transportation Service Tbk (Operator of
   taxis and buses in Jakarta) .............................          444           11
                                                                          ---------------
Ireland 4.7%
Anglo Irish Bank Corp. plc (Provider of financial services
   for business and private sectors) .......................    6,398,917   14,139,041
Elan Corp. "A" (Warrants) expire 12/31/2001
   (Developer of controlled-absorption drug delivery
   systems) ................................................      194,200    9,977,025
Irish Continental Group plc (Transporter of passengers,
   freight and containers between Ireland, the U.K. and
   the continent) ..........................................      211,555    2,000,617
Irish Life & Permanent plc (Retail financial services group)    1,000,473    8,278,544
Jurys Doyle Hotel Group plc (Hotel operator) ...............      616,435    3,643,408
Riverdeep Group plc (ADR) (Provider of children's
   educational software) ...................................       33,300      761,738
Ryan Hotels plc (Owner and operator of hotel chain) ........    1,926,080    1,593,760
                                                                          ---------------
                                                                            40,394,133
                                                                          ---------------
Italy 1.1%
Bulgari SpA (Manufacturer and retailer of fine jewelry,
   luxury watches and perfumes) ............................      865,400    9,442,899
                                                                          ---------------
Japan 8.2%
Benesse Corp. (Provider of educational services) ...........      128,000   11,151,515
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical
   company) ................................................      507,000    9,742,794
Internet Initiative Japan Inc. (ADR) (Provider of Internet
   services) ...............................................       34,700    2,082,000
Japan Securities Finance Co., Ltd. (Provider of securities
   related financing services) .............................      415,000    2,262,103
KYORIN Pharmaceutical Co., Ltd. (Retailer of prescription
   medicines) ..............................................      217,000   10,625,462
Shinko Securities Co., Ltd. (Provider of financial
   services) ...............................................    5,078,000   22,190,447
Toys "R" Us-Japan (Operater of retail toy stores
   throughout Japan) .......................................        3,000      454,545
Uni-Charm Co. (Manufacturer of sanitary napkins,
   diapers, and body care goods) ...........................      174,000   11,767,184
                                                                          ---------------
                                                                            70,276,050
                                                                          ---------------
Luxembourg 1.3%
Carrier 1 International SA (Provider of voice, Internet
   and related telecommunications services) ................       26,170    2,153,573

    The accompanying notes are an integral part of the financial statements.

                                       18


                                                               Shares      Value ($)
-------------------------------------------------------------------------------------
Millicom International Cellular SA (Developer and
   operator of cellular telephone networks) .............      127,400    6,815,900
Thiel Logistik AG (Producer of decision support software)       30,638    1,908,351
                                                                       --------------
                                                                         10,877,824
                                                                       --------------
Netherlands 0.9%
Versatel Telecom International NV (Telecommunication
   services) ............................................      188,110    7,543,236
                                                                       --------------
Norway 0.2%
Stepstone ASA (Provider of job listings on the Internet)       499,700    1,676,630
                                                                       --------------
Poland 0.1%
Pioneer Poland Fund (Closed-end investment
   company) (b) .........................................            3    1,219,234
                                                                       --------------
Portugal 1.0%
Jeronimo Martins SGPS, SA (Food producer and
   retailer) ............................................      180,925    3,227,786
PT Multimedia Servicos (Provider of cable television,
   Internet and e-commerce services) ....................       75,400    5,262,074
                                                                       --------------
                                                                          8,489,860
                                                                       --------------
Singapore 0.2%
St Assembly Test Services Limited (ADR) (Provider of
   semiconductor tests) .................................       40,797    1,700,725
                                                                       --------------
Spain 0.4%
Sogecable SA (Provider of cable television) .............       41,793    1,725,308
Telefonica Publicidad e Informacion, SA (Publisher of
   telephone directories) ...............................       38,717    1,531,434
                                                                       --------------
                                                                          3,256,742
                                                                       --------------
Sweden 1.4%
Enlight Interactive AB "B" (Developer of educational
   software) ............................................      171,500    2,745,505
Framtidsfabriken AB (Internet consulting company) .......       87,200    1,435,013
Modern Times Group MTG AB "B" (Group of media
   companies) ...........................................       87,600    4,324,788
SwitchCore AB (Developer of high-speed switches for
   the telecommunications industry) .....................       16,700    1,205,864
Telelogic AB (Developer of software for the
   telecommunications industry) .........................      321,000    2,443,633
                                                                       --------------
                                                                         12,154,803
                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                                      Shares      Value ($)
---------------------------------------------------------------------------------------------
Switzerland 0.6%
Fantastic Corp. (Provider of multimedia related
   software solutions) .........................................      269,570    4,951,424
                                                                               --------------
Taiwan 0.8%
GigaMedia Ltd. (Provider of broadband Internet access
   services and content) .......................................      289,472    6,947,328
                                                                               --------------
United Kingdom 8.6%
Bodycote International plc (Diversified holding
   company) ....................................................    1,100,570    4,228,598
Bookham Technology plc (ADR) (Manufacturer and marketer
   of optical components) ......................................       40,300    2,095,600
Guardian IT plc (Provider of business continuity and
   disaster recovery services) .................................       84,016    1,691,631
Interactive Investor International plc (Provider of on-line
   financial services) .........................................      336,714      574,986
Matalan plc (Clothing retailer) ................................    1,521,930   10,891,787
NDS Group plc (ADR) (Provider of open solutions that
   enable data to be transferred digitally) ....................       68,500    3,870,250
NSB Retail Systems plc (Provider of decision support
   software) ...................................................       47,500    1,585,388
PizzaExpress plc (Operator of pizza restaurants) ...............      385,092    4,328,193
RM plc (Information technology solutions to educational
   markets) ....................................................      677,500    7,388,549
Serco Group plc (Facilities management company) ................    4,439,580   32,047,812
Shire Pharmaceuticals Group plc (Pharmaceutical
   company) ....................................................      146,200    2,065,344
Taylor Nelson Sofres plc (Market research company) .............      676,213    2,601,288
                                                                               --------------
                                                                                73,369,426
                                                                               --------------
United States 35.8%
Adelphia Business Solutions, Inc.* (Provider of
   communication services) .....................................      266,200    9,317,000
Alexion Pharmaceuticals, Inc. (Developer of
   immunoregulatory compounds) .................................      161,400    7,202,475
Alkermes, Inc. (Neuropharmaceutical company developing
   products to aid treatment of central nervous system) ........      102,700
                                                                                 5,468,775
Alpharma Inc. "A"* (Manufacturer and marketer of human
   pharmaceutical and animal health products) ..................      233,000    8,999,625
Anadarko Petroleum Corp. (Explorer and producer of
   crude oil and natural gas) ..................................      167,000    7,254,063
AnswerThink Consulting Group, Inc.* (Provider of
   consulting and technology enabled solutions focused
   on the Internet and Web-enabled commerce) ...................      231,600    4,458,300

    The accompanying notes are an integral part of the financial statements.

                                       20


                                                                 Shares     Value ($)
---------------------------------------------------------------------------------------
Barrett Resources Corp. (Explorer and producer of oil
   and gas) ...............................................      178,900    5,680,075
Biomet, Inc. (Manufacturer of surgical implant devices) ...      181,700    6,484,419
CTS Corp. (Manufacturer of electronic and
   electromechanical components) ..........................       56,000    3,531,500
Citadel Communications Corp. (Radio broadcaster) ..........       73,900    2,886,719
Concord EFS, Inc.* (Provider of electronic transaction
   authorization, processing, settlement and
   transfer services) .....................................      474,050   10,606,869
Cumulus Media, Inc. "A" (Radio broadcasting company) ......      200,400    2,630,250
Diamond Offshore Drilling, Inc. (Offshore oil and gas
   well drilling) .........................................      106,100    4,277,156
Elcor Corp. (Manufacturer of roofing and other
   industrial products) ...................................      221,800    7,056,013
Fiserv Inc. (Provider of data processing services) ........      353,843   16,254,663
H & R Block, Inc. (Tax consulting and preparation) ........      186,500    7,798,031
ISS Group, Inc. (Provider of network security monitoring,
   detection, and response software) ......................      112,100   10,138,044
ITXC Corp. (Provider of Internet-based voice and
   fax services) ..........................................       27,600      740,025
Invitrogen Corp. (Developer of research kits) .............       20,900    1,303,638
Legg Mason, Inc. (Provider of various financial services) .      382,800   14,474,625
MIH Ltd. (Provider of pay-TV services) ....................      134,100    6,302,700
Maxim Pharmaceuticals, Inc.* (Pharmaceutical company) .....      175,300    6,792,875
Mercator Software Inc. (Provider of e-business software) ..      405,300   14,920,106
Nabors Industries, Inc. (Land drilling contractor) ........      340,100   13,412,694
OpenTV Corp. "A" (Developer of interactive television
   software) ..............................................       23,300    1,907,688
Proxim, Inc. (Manufacturer of wireless local area
   networking products) ...................................       40,600    3,123,663
RADVision Ltd. (Designer and developer of real-time
   voice, video, and data communications over packet
   networks) ..............................................       33,600    1,285,200
Radio Unica Corp. (Operator of a Spanish-language
   national radio network) ................................       80,900      778,663
Rational Software Corp. (Software products and services
   for development of software applications) ..............      138,800   11,815,350
Shared Medical Systems Corp. (Computer based
   information processing systems for health care industry)      171,900    7,123,106
St. Jude Medical, Inc. (Manufacturer of heart valves) .....       87,300    2,722,669
Symbol Technologies, Inc. (Manufacturer of bar code
   laser scanners) ........................................      757,050   42,205,534
Tiffany & Co. (Retailer of jewelry and gift items) ........      306,000   22,242,375
USinternetworking, Inc.* (Developer of management
   software used on the Internet) .........................      222,600    5,537,175

    The accompanying notes are an integral part of the financial statements.

                                       21


                                                                       Shares       Value ($)
-----------------------------------------------------------------------------------------------
VIA NET.WORKS, Inc. (Provider of Internet access to
   businesses) .................................................        91,900     1,832,256
Vitesse Semiconductor Corp. (Manufacturer of digital
   integrated circuits) ........................................       137,200     9,338,175
Watchguard Technologies, Inc.* (Provider of Internet
   security products) ..........................................        80,300     3,869,456
Waters Corp. (Provider of high-performance liquid
   chromatography products and services) .......................       104,400     9,891,900
Wesley Jessen VisionCare, Inc. (Manufacturer of soft
   contact lenses) .............................................        85,100     3,350,813
                                                                                ---------------
                                                                                 305,014,663
                                                                                ---------------
-----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $534,349,236)                                          740,640,628
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $646,965,424) (a)                     853,256,816
-----------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $646,965,424. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $206,291,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $250,951,399 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,660,007.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,219,234 (0.14% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2000 aggregated $1,477,500.

    The accompanying notes are an integral part of the financial statements.


Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $646,965,424) .......................   $ 853,256,816
Cash ..........................................................................         381,266
Receivable for investments sold ...............................................       6,988,386
Dividends receivable ..........................................................         404,360
Interest receivable ...........................................................           7,473
Receivable for Fund shares sold ...............................................       2,690,229
Foreign taxes recoverable .....................................................          65,289
                                                                                  -------------
Total assets ..................................................................     863,793,819

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................      11,960,003
Payable for Fund shares redeemed ..............................................       5,510,502
Accrued management fee ........................................................         943,747
Accrued Directors' fees and expenses ..........................................          87,037
Other accrued expenses and payables ...........................................         304,066
                                                                                  -------------
Total liabilities .............................................................      18,805,355
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 844,988,464
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (5,100,422) Net unrealized appreciation (depreciation) on:
  Investments .................................................................     206,291,392
  Foreign currency related transactions .......................................         (35,247)
Accumulated net realized gain (loss) ..........................................     128,506,937
Paid-in capital ...............................................................     515,325,804
------------------------------------------------------------------------------------------------
Net assets, at value                                                              $ 844,988,464
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
Scudder Shares
NetAsset Value, offering and redemption price per share ($596,186,018 /
   16,730,216 shares of capital stock outstanding, $.01 par value, 100,000,000    -------------
   shares authorized) .........................................................   $       35.64
                                                                                  -------------
Class A Shares
NetAsset Value, and redemption price per share ($129,429,288 / 3,657,036 shares   -------------
   of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)    $       35.39
                                                                                  -------------
Maximum offering price per share (100 / 94.25 of $35.39) ......................   $       37.55
                                                                                  -------------
Class B Shares
NetAsset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($93,656,194 / 2,694,899 shares of capital stock      -------------
   outstanding, $.01 par value, 20,000,000 shares authorized) .................   $       34.75
                                                                                  -------------
Class C Shares
NetAsset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($25,716,964 / 738,978 shares of capital stock         -------------
   outstanding, $.01 par value, 10,000,000 shares authorized) .................   $       34.80
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       23

---------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000
---------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $67,789) ...........   $   1,830,283
Interest .......................................................       1,771,540
                                                                   --------------
Total income ...................................................       3,601,823
                                                                   --------------
Expenses:
Management fee .................................................       4,265,923
Services to shareholders .......................................       1,063,563
Custodian and accounting fees ..................................         512,339
Distribution services fees .....................................         314,529
Administrative services fees ...................................         231,300
Auditing .......................................................          33,712
Legal ..........................................................           3,510
Directors' fees and expenses ...................................          81,640
Reports to shareholders ........................................          41,867
Registration fees ..............................................          16,172
Other ..........................................................          11,315
                                                                   --------------
Total expenses, before expense reductions ......................       6,575,870
Expense reductions .............................................         (54,318)
                                                                   --------------
Total expenses, after expense reductions .......................       6,521,552
---------------------------------------------------------------------------------
Net investment income (loss)                                          (2,919,729)
---------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     128,919,569
Foreign currency related transactions ..........................        (237,368)
                                                                   --------------
                                                                     128,682,201
                                                                   --------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................      41,889,458
Foreign currency related transactions ..........................         (25,590)
                                                                   --------------
                                                                      41,863,868
---------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           170,546,069
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 167,626,340
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


Statements of Changes in Net Assets
                                                     Six Months       Year Ended
                                                        Ended         October 31,
Increase (Decrease) in Net Assets                 April 30, 2000         1999
--------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (2,919,729)   $  (2,930,722)
Net realized gain (loss) on investment transactions     128,682,201       66,821,323
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      41,863,868       73,964,169
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................     167,626,340      137,854,770
                                                      -------------    -------------
Distributions to shareholders from:
Net realized gains -- Scudder Shares ..............     (35,829,434)            --
Net realized gains -- Class A .....................      (5,099,084)            --
Net realized gains -- Class B .....................      (2,965,052)            --
Net realized gains -- Class C .....................        (854,669)            --
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     753,189,003      467,347,036
Reinvestment of distributions .....................      42,542,492             --
Cost of shares redeemed ...........................    (567,122,053)    (440,429,826)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     228,609,442       26,917,210
                                                      -------------    -------------
Increase (decrease) in net assets .................     351,487,543      164,771,980
Net assets at beginning of period .................     493,500,921      328,728,941
Net assets at end of period (including accumulated
   distributions in excess of net investment income   -------------    -------------
   of $5,100,422 and $2,180,693, respectively) ....   $ 844,988,464    $ 493,500,921
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.


Financial Highlights
---------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)

---------------------------------------------------------------------------------------
Years Ended October 31,          2000(b)(c) 1999(c)  1998(c)  1997(c) 1996(c)   1995
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $28.17    $19.81    $21.64    $20.45   $17.54  $16.27
                              ---------------------------------------------------------
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income (loss)    (.10)      (.13)    (.10)    (.12)    (.04)   (.03)
---------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    9.95       8.49      .32     2.30     3.59    1.38
                              ------------------------------------------------------
---------------------------------------------------------------------------------------
  Total from investment
  operations                      9.85       8.36      .22     2.18     3.55    1.35
---------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------
  Net investment income             --         --     (.64)    (.13)    (.20)     --
---------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (2.38)        --    (1.41)    (.86)    (.44)   (.08)
                              ------------------------------------------------------
---------------------------------------------------------------------------------------
  Total distributions            (2.38)        --    (2.05)    (.99)    (.64)   (.08)
---------------------------------------------------------------------------------------
Net asset value, end of period  $35.64     $28.17   $19.81   $21.64   $20.45  $17.54
                              ------------------------------------------------------
---------------------------------------------------------------------------------------
Total Return (%)                 35.65(d)** 41.95     1.19    11.14    20.97    8.32
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       596        404      310      349      351     255
---------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.47(e)*   1.68     1.65     1.63     1.60    1.69
---------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            1.47(e)*   1.68     1.65     1.63     1.60    1.69
---------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (.54)(e)*  (.66)    (.45)    (.58)    (.20)   (.12)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)        126*        64       41       61       63      44
---------------------------------------------------------------------------------------

(a) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)  For the six months ended April 30, 2000.

(c)  Based on monthly average shares outstanding during the period.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.46% and 1.46%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $566,116,395 and $437,591,425, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the

Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended April 30, 2000, the fee pursuant to the Agreement amounted to $4,265,923, of which $943,747 was unpaid at April 30, 2000.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2000, the Distribution Fee was as follows:

                                                    Total          Unpaid at
                 Distribution Fee                 Aggregated     April 30, 2000
--------------------------------------------- ---------------  ---------------
Class B ....................................  $      242,929   $       68,504
Class C ....................................          71,600           20,985
                                              ---------------  ---------------
                                              $      314,529   $       89,489
                                              ---------------  ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2000 aggregated $258,333, of which $154,765 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2000, the CDSC for Classes B and C aggregated $87,695 and $287, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service.

For the six months ended April 30, 2000, the Administrative Service Fee was as follows:

                                     Total         Fees Waived       Unpaid at
  Administrative Service Fee      Aggregated         by KDI       April 30, 2000
------------------------------- ---------------- ---------------  --------------
Class A ....................... $      126,597   $           --   $      116,156
Class B .......................         80,836           25,540           30,320
Class C .......................         23,867               --           17,179
                                ---------------- ---------------  --------------
                                $      231,300   $       25,540   $      163,655
                                ---------------- ---------------  --------------


Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended April 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $219,379, $185,053, and $37,995, respectively, of which $237,427 is unpaid at April 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended April 30, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $354,698, of which $114,847 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended April 30, 2000, the amount charged to the Scudder Shares by STC aggregated $135,232, of which $25,780 is unpaid at April 30, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $371,191, of which $21,630 is unpaid at April 30, 2000.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, the Directors fees and expenses aggregated $24,246. In addition, a one-time fee of $57,394 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser has agreed to bear $28,697 of such costs.

D. Capital Share Transactions

The following tables summarizes capital share and dollar activity in the Fund:



                            Six Months Ended                      Year Ended
                             April 30, 2000                    October 31, 1999
                   ----------------------------------- -----------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares          5,211,388  $  198,564,867        5,590,925   $  133,793,434
Class A                12,314,153     458,188,611       12,149,520      303,252,844
Class B                 1,858,315      69,172,688          892,185       22,521,387
Class C                   744,688      27,262,837          314,217        7,779,371
                      -----------  --------------      -----------   ---------------
                       20,128,544  $  753,189,003       18,946,847   $  467,347,036
                      -----------  --------------      -----------   ---------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares          1,005,920  $   34,070,530               --               --
Class A                   144,715       4,876,911               --               --
Class B                    84,436       2,802,430               --               --
Class C                    23,860         792,621               --               --
                      -----------  --------------      -----------   ---------------
                        1,258,931  $   42,542,492               --               --
                      -----------  --------------      -----------   ---------------

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares        (3,820,348)  $(144,907,164)      (6,880,203)   $(163,612,997)
Class A              (10,755,180)   (402,559,897)     (10,768,400)    (268,241,904)
Class B                 (240,725)     (8,853,223)        (189,471)      (4,631,255)
Class C                 (299,778)    (10,801,769)        (155,289)      (3,943,670)
                      -----------  --------------      -----------   ---------------
                     (15,116,031)  $(567,122,053)     (17,993,363)   $(440,429,826)
                      -----------  --------------      -----------   ---------------

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares          2,396,960  $   87,728,233      (1,289,278)   $ (29,819,563)
Class A                 1,703,688      60,505,625        1,381,120       35,010,940
Class B                 1,702,026      63,121,895          702,714       17,890,132
Class C                   468,770      17,253,689          158,928        3,835,701
                      -----------  --------------      -----------   ---------------
                        6,271,444  $  228,609,442          953,484   $   26,917,210
                      -----------  --------------      -----------   ---------------

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2000, the Fund's transfer agent fees were reduced by $80 under these arrangements.

F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc.
and to the Scudder Shares' Shareholders of Global Discovery
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares' financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at April 30, 2000 the results of its operations, the changes in its net assets, and the Scudder Shares' financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and Scudder Shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                              PricewaterhouseCoopers LLP
June 21, 2000

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                             Robert G. Stone, Jr.
  o President                                 o Honorary Director; Chairman
                                                Emeritus of the Board and
Sheryle J. Bolton                               Director, Kirby Corporation
  o Director; Chief Executive Officer,
    Scientific Learning Corporation         Susan E. Dahl*
                                              o Vice President
William T. Burgin
  o Director; General Partner,              Jan C. Faller*
    Bessemer Venture Partners                 o Vice President

Keith R. Fox                                Ann M. McCreary*
  o Director; General Partner,                o Vice President
    The Exeter Group of Funds
                                            Gerald J. Moran*
William H. Luers                              o Vice President
  o Director; Chairman and President,
    U.N. Association of America             M. Isabel Saltzman*
                                              o Vice President
Kathryn L. Quirk*
  o Director, Vice President and            John R. Hebble*
    Assistant Secretary                       o Treasurer

Joan E. Spero                               John Millette*
  o Director; President, Doris Duke           o Vice President and Secretary
    Charitable Foundation
                                            Caroline Pearson*
Paul Bancroft III                             o Assistant Secretary
  o Honorary Director; Consultant
                                            *Scudder Kemper Investments, Inc.
Thomas J. Devine
  o Honorary Director; Consultant

William H. Gleysteen, Jr.
  o Honorary Director; Consultant;
    Guest Scholar, Brookings Institution

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT010400
10-6-40

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group